SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2004

SPACEHAB, Incorporated

(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12130 Galveston Road (Hwy 3), Building 1, Webster, Texas	77598
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 558-5000

Item 5.	Other Events.

As of February 23, 2004, SPACEHAB, Incorporated (the “Company”) amended and restated its shareholder rights plan.

The Amended and Restated Rights Agreement between the Company and American Stock Transfer and Trust Company is filed as an exhibit hereto and is incorporated by reference herein.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
4.2	Amended and Restated Rights Agreement, dated as of February 23, 2004, between SPACEHAB, Incorporated and American Stock Transfer & Trust Company, as Rights Agent. The Rights Agreement includes the Designation of Rights, Terms and Preferences of Series A Junior Preferred Stock as Exhibit A, the form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEHAB, Incorporated

BY:	/s/ Brian K. Harrington

Name: Brian K. Harrington Title: Senior Vice President

Dated: February 26, 2004

EXHIBIT INDEX

Exhibit No.	Description
4.2	Amended and Restated Rights Agreement, dated as of February 23, 2004, between SPACEHAB, Incorporated and American Stock Transfer & Trust Company, as Rights Agent. The Rights Agreement includes the Designation of Rights, Terms and Preferences of Series A Junior Preferred Stock as Exhibit A, the form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C.